EXHIBIT 10

RETAIL LEASE

B STREET MARKETPLACE
HAYWARD, CALIFORNIA

BY AND BETWEEN

REDEVELOPMENT AGENCY OF THE CITY OF HAYWARD
AS LANDLORD

AND

METRO COMMERCE BANK
AS TENANT

UNIT#5A&5B

INDEX

Section                                          Page

1.  BASIC TERMS                                     1
2.  TERM                                            2
3.  MINIMUM RENT                                    2
4.  PERCENTAGE RENT                                 3
5.  USE OF PREMISES                                 3
6.  SECURITY DEPOSIT                                3
7.  UTILITIES                                       4
8.  REAL PROPERTY TAXES                             4
9.  CONSTRUCTION AND ACCEPTANCE                     5
10. REPAIRS AND MAINTENANCE                         5
11. COMMON AREAS                                    6
12. TRADE FIXTURES AND SURRENDER                    7
13. DAMAGE OR DESTRUCTION                           8
14. EMINENT DOMAIN                                  8
15. INSURANCE                                       9
16. WAIVER OF SUBROGATION                           9
17. RELEASE AND INDEMNITY                          10
18. INSOLVENCY, ETC. OF TENANT                     10
19. PERSONAL PROPERTY AND OTHER TAXES              10
20. SIGNS AND PROMOTION                            11
21. ASSIGNMENT AND SUBLETTING                      11
22. RIGHTS RESERVED BY LANDLORD                    12
23. CONSENT OF LANDLORD                            12
24. RIGHT OF LANDLORD TO PERFORM                   12
25. LANDLORD DEFAULT                               12
26. DEFAULT AND REMEDIES .                         13
27. PRIORITY OF LEASE AND ESTOPPEL CERTIFICATE     14
28. HOLDING OVER                                   15
29. NOTICES                                        15
30. LIENS                                          15
31. QUIET ENJOYMENT                                16
32. ATTORNEY'S FEES                                16
33. RULES AND REGULATIONS                          16
34. MISCELLANEOUS                                  16
35. MAINTENANCE CONTRACTS                          17
36. PARKING                                        17
37. NON-DISCRIMINATION                             18
38. BROKERS                                        18

1.  EXHIBIT "A" SITE PLAN                          21
2.  EXHIBIT "B" LEGAL DESCRIPTION                  22
3.  EXHIBIT "C" CONSTRUCTION OBLIGATIONS           23
4.  EXHIBIT "D" TENANT SIGN CRITERIA               25
4.  EXHIBIT "E" RULES & REGULATIONS                25

SHOPPING CENTER LEASE

B STREET MARKETPLACE

THIS LEASE is made and entered into as of September 7, 2000, by and between the Redevelopment Agency of the City of Hayward (hereinafter, "Landlord"), and Metro Commerce Bank, (hereinafter, "Tenant").

A. DEMISE. Landlord hereby leases, demises and lets to Tenant, and Tenant hereby leases, hires and takes from Landlord those certain premises (the "Premises") described as follows:

That certain building or portion of a building commonly known as 805-825 B Street. Suites 5A & 5B, being part of the B Street Marketplace, in the City of Hayward, County of Alameda, State of California (the "Shopping Center"), crosshatched on the Site Plan marked Exhibit A, comprising approximately 3315 square feet ("Tenant's Gross Leasable Area"), to be delivered by Landlord and Tenant in accordance with Article 9 hereof. The Shopping Center consists of one or more parcels of real property. The parcel or parcels of real property, as described on Exhibit B owned by Landlord are hereinafter collectively referred to as "Landlord's Parcel"

B. TERMS. COVENANTS AND CONDITIONS. The parties agree that this Lease is made upon the following terms, covenants and conditions:


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1. BASIC TERMS

In all instances, the basic terms set forth in this Article 1 are subject to the main body of the Lease in general and those Articles noted in parentheses in particular.

a) Term:                  Ten (10) years,                            (Art. 2)
                          plus two five-year options                 (Art. 39)
b) Initial Minimum Monthly                                           (Art, 3)
   Rent:                  $5,976.25 per month.
                          To  commence  one  hundred   fifty  (150)
                          days  after delivery  of the  Premises  to
                          Tenant or .when  Tenant opens for business,
                          whichever is earlier.
c) Percentage Rent:       None                                       (Art, 4)
d) Security Deposit:      $7,000.00                                  (Art, 6)
e) Initial Estimate of
   Pro-rata               Share:  Tenant's  Proportionate  Share of
                          the Shopping Center  shall  initially  be
                          29.08%   (3,415/11,745), subject  to
                          adjustment from time to time to reflect
                          changes in the total Gross Leasable Area.
f) Initial Monthly Payment                                            (Art, 11)
   for Common Area
   Maintenance:           $383.00
g) Initial Monthly Payment                                            (Art, 8)
   for Taxes or charges
   in lieu thereof:       $300.00
h) Tentative Premises                                                 (Art. 9)
   Delivery Date:         September 11, 2000
i) Time to Complete
   Tenant's Work:         150 Days
j) Name of Business:      Metro Commerce Bank
k) Hours of Operation:    Not less than those hours typically         (Art. 4)
                          observed by California commercial banks.
                          Said store hours, excluding Bank Holidays,
                          are initially set as:
                          Monday-Thursday   9:00 a.m. - 5:00 p.m.
                          Friday            9:00 a.m. - 6:00 p.m.
l) Permitted Use:         A commercial banking institution offering   (Art. 5)
                          banking services for businesses and
                          individuals including checking and savings
                          deposits, the making of commercial,
                          construction, mortgage, real estate, small
                          business administration, home equity and
                          other installment loans and term extensions
                          of credit, and other customary bank
                          services.
m) Radius Restriction:    None                                        (Art, 4)
n) Promotional Fund                                                   (Art. 20)
   Contribution:          None
o) This lease shall be subject to all encumbrances, covenants, (Art. 27) restrictions, conditions and easements of record and to any
   Construction, Operation  and  Reciprocal  Easement  Agreement
   entered  into by and between Landlord and the owner or owners of the other parcel or parcels comprising or contiguous to the
   Shopping Center,  in existence at lease execution or in the future.
p) Tenant's Address for Notices:   With a copy to:                    (Art. 29)
   Metro Commerce Bank             Metro Commerce Bank
   1248 Fifth Avenue               805 B Street
   San Rafael, CA 94901            Hayward, CA 94541
   Attn.:                          Attn.: Branch Manager
q) Landlord's Address for Notices: With a copy to:                    (Art. 29)
   Redevelopment Agency of         B Street Marketplace
   the City of Hayward             c/o Shelter Bay Retail Group
   777 B Street                    655 Redwood Highway, Suite 177
   Hayward, CA 94541-5007          Mill Valley, CA 94941
   Attn.: B Street Marketplace
r) Brokers:  Representing Landlord:   Representing Tenant:            (Art. 37)
   Shelter Bay Retail Group           Michael Tanzillo & Co.
   655 Redwood Highway                20980 Redwood Road, Suite 210
   Suite 177                          Castro Valley, CA 94546
   Mill Valley, CA 94941
s) This Lease consists of Articles 1 through 42, and Exhibits A, B, C, D and E attached hereto, which are by this reference hereby incorporated herein.

2. TERM

This Lease shall be effective from and after the date first written above. The term of this Lease shall commence on the date that the Premises are delivered to Tenant in accordance with Paragraph 9.2 below, and shall terminate at midnight on the last day of the month following the number of years set forth in Paragraph 1(a) after the Rent Commencement Date as defined in Paragraph 3.

3. MINIMUM RENT

3.1 Tenant agrees to pay without offset or deduction of any kind the monthly Minimum Rent set forth in Paragraph 1(b) above, subject to adjustment pursuant to Paragraph 3.2, in advance on the first day of each calendar month during the term of this Lease. Such payments shall be sent to Shelter Bate Group. 655 Redwood Highway, Suite 177 Mill Valley, CA 94941 or such other address as from time to time designated by Landlord to Tenant in writing. Tenant's obligation to pay such rent shall commence on the "Rent Commencement Date" which is defined as the earlier of (i) the number of days specified in Paragraph 1(i) as the "Time to Complete Tenant's Work" after delivery of the Premises to Tenant, or (ii) the date Tenant first commences to do business in, on or from the Premises. If the Rent Commencement Date is not the first day of a


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calendar  month,  the first  month's  rent shall be  prorated  on the basis of a thirty (30) day month, and shall be payable with the first full monthly rental due hereunder.

3.2 Tenant agrees that the Monthly Minimum Rent shall be adjusted throughout the lease term as follows:

The monthly Minimum Rent payment set forth in Paragraph 1(b) shall be adjusted upward but not downward, based on the Consumer Price Index, All Urban Consumers [All Items Index] (base years 1982-1984=100) for San Francisco-Oakland-San Jose ("Index") as published by the United States Department of Labor's Bureau of Labor Statistics (Bureau). The base period Index shall be the Index for the calendar month that is two months prior to the month in which the Rent Commencement Date occurs. The base period Index shall be compared with the Index for the same calendar month for each subsequent calendar year (comparison month). If the Index for any comparison month is higher than the base period Index, then the monthly Minimum Rent for the next twelve (12) months of the Term shall be increased by the identical percentage commencing with the first rental payment due for said twelve (12) month period, provided however, that in no event shall the adjusted monthly Minimum Rent be less than three percent (3%) nor more than six percent (6%) above the monthly Minimum Rent due immediately prior to the adjustment. Should the Bureau discontinue the publication of the above Index, or publish same less frequently, or alter same in some other manner, then Landlord shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices. In the event of any disagreement between the parties regarding any provisions of this Paragraph 3.2, the parties agree to refer the matter to arbitration at, and in accordance with the rules of, the American Arbitration Association.

4. PERCENTAGE RENT

4.1 The term "Lease Year" as used herein shall mean each full twelve (12) calendar month period during the lease term, commencing with the Rent Commencement Date, for the first Lease Year, and on the yearly anniversary of the Rent Commencement Date thereafter. If, however, the Rent Commencement Date is not the first day of the calendar month, then the first Lease Year shall consist of that partial calendar month commencing with the Rent Commencement Date together with the twelve (12) full calendar months immediately thereafter; and all subsequent Lease Years shall commence on the yearly anniversary of the first day of the first full calendar month of the term hereof.

4.2 Tenant shall operate its business in the Premises with due diligence and efficiency so as to produce the maximum amount of gross sales which may be produced by such a manner of operation under the trade name specified in Paragraph 10) and under no other name without Landlord's prior written consent. From and after the Rent Commencement Date, Tenant shall continuously conduct the business described in Paragraph 5.1 hereof for at least those days and hours set forth in Paragraph 1(k). At all times, Tenant shall provide a full range of customary banking services and shall maintain adequate personnel for the efficient service of its customers. The parties covenant and agree that because of the difficulty or impossibility of determining Landlord's damages from loss of the anticipated customer traffic generated by Tenant and the negative affect on the other tenants of the Shopping Center by virtue of Tenant's failure to continuously conduct the business described in Paragraph 5.1 hereof for at least those day s and hours set forth in Paragraph 1(k), and at all times, to provide a full range of customary banking services and to maintain adequate personnel for the efficient service of its customers, Landlord shall have the right, at its option, (i) to collect not only the Minimum Rent, as well as all other charges and sums herein reserved, but also an amount equal to fifty percent (50%) of the Minimum Rent reserved for the period commencing thirty (301 days from the date of Tenant's breach of the aforesaid covenants, computed at a daily rate for each and every day or portion thereof during said period, and such Additional Rent, a good faith and reasonable estimate of Landlord's actual damages, shall be deemed to be liquidated damages; and (ii) to treat such failure to observe the aforesaid covenants as a material breach and default of this Lease by Tenant, within the meaning of Article 26 hereof, without the necessity of any prior notice to Tenant.

4.3 Wherever Tenant's business or operations, or Tenant's gross sales, or Tenant's records, books, accounts and other data are referred to in this Lease, they shall be deemed to include those of any assignee, sublessee, concessionaire, licensee, vending machine operator, or other person, firm or corporation selling merchandise or services on or from the Premises; provided, this subparagraph shall not be deemed to imply consent to the operations of any such other person, firm or corporation except in accordance with the provisions of Article 21 hereof.

5. USE OF PREMISES

5.1 The Premises shall be used and occupied only for the purposes described in Paragraph 1(1) above, and for no other purposes without Landlord's prior written consent.

5.2 Tenant shall not do or permit to be done in or about the Premises anything which is illegal or unlawful; or which is of a hazardous or dangerous nature; or which will increase the rate of, or cause cancellation of, any insurance on the building of which the Premises are a part. Tenant shall not obstruct or interfere with the rights of any other tenants of the Shopping Center or their customers and invitees, nor injure or annoy them.

5.3 Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, nor commit any waste therein or thereon. Tenant shall not use nor permit the use of the Premises or any part thereof as living or sleeping quarters.

5.4 Tenant shall furnish, install and maintain in the Premises such trade fixtures, furniture and other property reasonably appropriate to the conduct of Tenant's business.

5.5 Tenant agrees that, at its own cost and expense, it will comply with and conform to all laws and ordinances and any and all lawful requirements and orders of any properly constituted governmental board of authority, in any way relating to the use or occupancy of the Premises throughout the entire term of this Lease.

6. SECURITY DEPOSIT

6.1 Upon execution of this Lease, Tenant has deposited with Landlord the sum specified in Paragraph 1(d) above. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the obligations of this Lease to be kept and performed by Tenant. Said deposit shall not be assigned, transferred or encumbered by Tenant, and any attempt to do so by Tenant shall not be binding upon Landlord.

6.2 If Tenant defaults with respect to any provision of this Lease, or should Landlord make any payment on behalf of Tenant, Landlord may (but shall not be required to) use, apply or retain all or any part of said deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord has suffered or may suffer by reason of Tenant's default. If any portion of said deposit is so used, applied or retained, Tenant shall, within five (5) days after written demand by Landlord therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to its original sum. Tenant's failure to do so shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Paragraph 26 hereof.

6.3 Landlord shall not be required to keep said deposit separate from its general funds and is in no event to be deemed a trustee thereof, and Tenant shall not be entitled to interest on any sums deposited or redeposited under this Article. If Tenant shall have fully and faithfully performed all of its obligations under this Lease, said deposit or its then remaining balance shall be refunded to Tenant, or the last assignee or successor in interest thereto, within five (5) business days after the termination of this Lease. In the event Landlord's interest in this Lease is sold or otherwise terminated, Landlord shall transfer said deposit to its successor in interest, and thereupon Landlord


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shall be  discharged  from any  further  liability  with  respect  thereto.  The provisions of the preceding sentence shall likewise apply to any subsequent transferees.

6.4 If for any reason this Lease is terminated prior to the commencement of the term (other than for nonperformance of Landlord), in addition to any other rights it may have, Landlord shall have the right to retain the security deposit.

7. UTILITIES

7.1 Tenant, at its own cost and expense, shall pay for all water, gas, heat, electricity, garbage disposal, sewer charges, telephone, and any other utility or service charge related to its occupancy of the Premises. If any such services are not separately metered or submetered to Tenant, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.

7.2 Landlord shall not be liable in damages, consequential or otherwise, nor shall there be any rent abatement, arising out of any interruption or reduction whatsoever in utility services which is due to fire, accident, strike, governmental authority, acts of God, or other causes beyond the reasonable control of Landlord or any temporary interruption in such service necessary to the making of such repairs.

8. REAL PROPERTY TAXES

8. 1 Tenant shall pay as Additional Rent its proportionate share of all "Taxes" (as hereinafter defined) which may be levied, assessed or imposed against or become a lien upon, the land, buildings and all other improvements on Landlord's Parcel. The term "Taxes" shall mean and include real estate taxes, assessments (special or otherwise) including assessments relating to the acquisition and construction of off-site improvements for the Shopping Center to the extent not reimbursed by any governmental agency, impositions for the purpose of funding special assessment districts, water and sewer rents, rates and charges (including water and sewer charges which are measured by the consumption of the actual user of the item or service for which the charge is made) levies, fees (including license fees), possessory interest taxes, and all other taxes, governmental levies and charges of every kind and nature whatsoever, (and whether or not the same presently exist or shall be enacted in the future) which may during th e term be levied, assessed, imposed, become a lien upon or due and payable with respect to, out of or for:

a) Landlord's Parcel or any part thereof, or of any land, building or improvements thereon, or the use, occupancy or possession thereof;
b) Any interest of Landlord and/or Tenant (including any legal or equitable interest of Landlord or its mortgagee, if any) in Landlord's Parcel and/or the underlying realty or upon the Lease or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; c) The rents receivable by Landlord for Landlord's Parcel or which may be based thereupon or measured thereby, whether or not such taxes are a lien upon Landlord's Parcel, including gross receipts taxes, business taxes, business and occupation taxes but excluding net income or excess profits taxes; and d) The ownership, leasing operation, maintenance, alteration or repair of Landlord's Parcel.

"Taxes" shall also include interest on installment payments and all costs and fees (including reasonable attorney's, consultant's and appraiser's fees) incurred by Landlord in contesting Taxes and negotiating with public authorities as to the same, Provided Tenant receives a ratable credit for any refund obtained through such a contest. Taxes shall not include, however, any franchise, estate, inheritance, corporation, transfer, net income or excess profits tax.

8.2 Tenant's proportionate share of Taxes with respect to any tax fiscal year during the term hereof shall be that portion of the total of the Taxes assessed in any such tax fiscal year multiplied by a fraction, the numerator of which is the Gross Leasable Area of the Premises and the denominator of which is the total Gross Leasable Area of all buildings on Landlord's Parcel (i.e. the number of square feet of area in the building or buildings on Landlord's Parcel then leased or ready and available for leasing) as of the date when such Taxes are assessed. The initial estimate of Tenant's proportionate share, subject to adjustment from time to time to reflect changes In the Gross Leasable Area, is set forth in Paragraph 1(e).
8.3 Commencing with the Rent Commencement Date, Tenant shall pay Landlord monthly, with each payment of monthly Minimum Rent, the amount set forth in Paragraph 1(g) above as an impound toward its share of Taxes. Tenant's actual obligation for Taxes shall be determined and computed by Landlord not less often than annually and at the time each such computation is made, Landlord and Tenant shall adjust for any difference between impounded amounts and Tenant's actual share. At the time of each such computation, Landlord may revise the monthly payment for Taxes set forth in Paragraph 1(g) above by written notification to Tenant. Tenant shall pay its share of Taxes during each year of the Lease term. Landlord shall furnish such figures, computation and information as Tenant may reasonably request for the purpose of verifying the amounts charged to Tenant by Landlord.

8.4 If this Lease shall terminate on any date other than the last day of a tax fiscal year, the amount payable by Tenant during the tax fiscal year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of said tax fiscal year to and including said termination date bears to 365. A similar proration shall be made for the tax fiscal year in which the term commences. The obligation of Tenant under this Article shall survive the termination of this Lease.

9. CONSTRUCTION AND ACCEPTANCE

9.1 Notwithstanding anything to the contrary contained herein, Landlord and Tenant hereby agree that Tenant shall accept delivery of the Premises in its current, "as is" condition, and Tenant shall be responsible for the completion of Landlord's Work as set forth in Exhibit C, provided that Landlord shall remain responsible for all costs attributable to the completion of such work, subject to the provisions of Paragraph 9.2.

9.2 Tenant shall prepare a bid package for the construction of all improvements to the Premises with Landlord's Work segregated from Tenant's Work for bidding purposes (the "Bid Documents"). Upon Landlord's approval of the Bid Documents, not to be unreasonably withheld or delayed, the project shall be put out for competitive bids to no less than three qualified contractors. Landlord reserves the right to approve all contractors to be included on the bid list and to submit its own contractors for inclusion in the bid list. Tenant shall have the right, in its reasonable discretion, to select the best overall bid taking into consideration the total cost as well as the contractor's qualifications and ability to meet the schedule as defined within the Bid Documents. Tenant will provide Landlord with a copy of the executed construction contract along with copies of the contractor's insurance certificate(s) and contractor's license. Any and all additions, deletions and modifications to the Landlord's Work must be a uthorized by a written change order signed by Landlord and Tenant, and the contract price shall be modified only as set out in the written change order. Subject to receipt of the foregoing documentation, Landlord shall reimburse Tenant for the cost of Landlord's Work within fifteen (15) days of Tenant's submission to Landlord of a) conditional lien releases or receipts for progress payments made evidencing Tenant's payment in full to all suppliers and contractors providing materials or services associated with the Landlord's Work, and b) a certificate of insurance as required In the Lease. The Parties acknowledge and agree that Tenant intends to construct a ceiling and install lighting other than Landlord's standard suspended T-bar acoustical ceiling with drop-in 2 x 4 fluorescent light fixtures, but that both ceiling and lighting designs shall be bid as alternates within the Bid Documents. The Parties further agree that Landlord's reimbursement for the ceiling and related lightens shall be an amount equal t o the lesser of the actual cost of the ceiling and related lighting or the bid amount for Landlord's standard ceiling and lighting design. Notwithstanding the above, in the event that the bid accepted by Tenant does not include the lowest amount bid for Landlord's Work, Landlord's


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obligation to reimburse  Tenant for Landlord's  Work shall not exceed the amount that is 10% above the lowest bid received for Landlord's Work from a qualified contractor meeting all bid specifications.

9.3 Tenant agrees, immediately upon receipt of a fully executed copy of this Lease, to accept delivery of the Premises and to thereupon immediately proceed, with due diligence and at its own expense, to perform Landlord's Work as designated on Exhibit C, to install its trade fixtures and to perform Tenant's Work as designated on Exhibit C and such other work as it may deem necessary to open for the conduct of its business in the Premises. Tenant agrees to undertake such work in compliance with Article 10 herein and further that it will comply with all government rules, regulations and ordinances relating to the installation of Tenant's trade fixtures and will fully pay for such work and will obtain insurance as specified in Article 15.

9.4 Tenant shall have a period of thirty (30) days from delivery of the Premises within which to notify Landlord in writing of any defects in Landlord's existing improvements . In the event of Tenant's proper notice, Landlord shall promptly correct the defect. From and after said thirty (30) day period, Landlord shall have no obligation in regard to said construction except as otherwise provided by this Lease and Landlord extends no warranties express or implied other than as stated above. Landlord shall not be liable for any damages caused because of delay in delivering possession of the Premises to Tenant.

9.5 Tenant agrees to open its business in the Premises not later than the Rent Commencement Date described in Paragraph 3 above.

10. REPAIRS AND MAINTENANCE

10.1 Subject to reimbursement by Tenant as provided in Article 11 hereof, Landlord shall keep and maintain the roof (including the structural integrity thereof) and the foundation, structural integrity and the exterior surfaces of the exterior walls of the building in which the leased Premises are located (exclusive of doors, door frames, door checks, other entrances, windows and window frames which are not part of common areas, and storefronts) in good repair, provided that Landlord shall not be required to make any such repairs occasioned by the act or negligence of Tenant, its agents, employees, invitees, licensees, or contractors. Tenant shall give Landlord prompt written notice of any damage to the Premises requiring repair by Landlord. Notwithstanding an anything to the contrary contained herein. Tenant shall, at its expense. keep and maintain any skylights installed in the Premises in Good order, condition and repair, and shall be responsible for 100% of the cost of any repairs to the roof attributabl e to such skylights.

10.2 Except as provided in Paragraph 10.1 hereof, Tenant shall, at its expense, keep and maintain the Premises and every part thereof in good order, condition and repair, and shall do such reasonable periodic painting of the interior thereof as may be required and approved by Landlord. Tenant shall keep its sewers and drains open and clear and shall keep the sidewalks and adjacent public areas clean and free of litter and debris attributable to Tenant's business. Tenant shall reimburse Landlord on demand for the cost of damage to the Premises or the building, and public areas adjacent thereto, or common areas as defined below, caused by Tenant or its employees, agents or invitees. If Tenant shall fail to comply with the foregoing requirements, Landlord may effect such maintenance and repair, and the cost thereof shall be due and payable as Additional Rent to Landlord within five (5) days after written demand therefor by Landlord. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Paragraph 26 hereof.

10.3 Tenant shall obtain and keep in full force and effect, at its expense, a contract for the repair and maintenance of the air conditioning and heating system and provide Landlord with a copy of said contract within ten (10) days after Tenant opens for business. The contract shall provide for periodic inspections and preventative maintenance of the system with a frequency appropriate for the geographical area in which the Shopping Center is located. The contract shall be for the benefit of Landlord and Tenant and in a form and placed with a licensed contractor satisfactory to Landlord.

10.4 Tenant shall not make any alterations, changes or improvements in or to the Premises or any part thereof without first obtaining Landlord's written consent, and all of the same shall be at Tenant's sole cost. Landlord may impose as a condition of its consent such requirements as Landlord, in its sole discretion, may deem reasonable and desirable, including but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord and that good and sufficient plans and specifications be submitted to Landlord at such times as its consent is requested. All alterations, additions, changes and improvements made by Tenant shall become the property of Landlord and a part of the realty and shall be surrendered to Landlord upon the expiration or sooner termination of the term hereof, provided however, that the teller under counter equipment, night drop vault, ATM, vault and vault door shall be removed by Tenant and Tenant shall repair all damage caused by such removal and restore the exterior of the Premises to its original condition at its cost and with all due diligence. Further, Landlord may designate by written notice to Tenant those alterations, additions and improvements which shall be removed by Tenant at the expiration or termination of the Lease and Tenant shall promptly remove the same and repair all damage caused by such removal at its cost and with all due diligence.

11. COMMON AREAS

11.1 Landlord agrees to maintain or cause to be maintained during the term of this Lease, all Common Areas within the Shopping Center. The term "Common Areas" as used in this Lease shall include, walkways, delivery areas, landscaped areas, public restrooms, if any, and other areas, facilities and improvements within portions of the Shopping Center not demised to tenants and provided for the convenience and use of tenants of the Shopping Center, their employees, customers and invitees. Tenant agrees to comply with and observe all reasonable rules and regulations established by Landlord from time to time for Landlord's Parcel and/or by Landlord and other owners of the Shopping Center, for the Shopping Center.

11.2 The manner and method of operation, maintenance, service and repair of the Common Areas and the expenditures therefor, shall be in the sole and absolute discretion of Landlord. Landlord reserves the right from time to time to make changes in, additions to and deletions from the Common Areas and the purposes to which they are devoted, provided however, that Tenant's share of operating and maintenance costs shall exclude the initial cost of capital improvements that significantly alter the Common Areas.

11.3 Tenant agrees to comply with such reasonable rules, regulations and charges as Landlord may adopt from time to time for the orderly and proper operation of the Common Areas, including, without limitation, the removal, storage and disposal of refuse and rubbish. Tenant understands and agrees that no outdoor selling of merchandise is permitted in the Common Areas except in connection with occasional center-wide promotions sponsored by Landlord.

11.4 During the term of this Lease, Tenant shall pay to Landlord, as Additional Rent, at the time and in the manner specified in Paragraph 11.5 below, Tenant's prorate share of the following costs (collectively "operating and maintenance costs"): (i) all costs and expenses of every kind and nature paid or incurred by Landlord in operating, policing, protecting, lighting, providing sanitation and sewer and other services to, insuring, repairing, replacing and maintaining the Common Areas of the Shopping Center and (ii) all costs of repairing and insuring all buildings within Landlord's Parcel including, without limitation, costs of painting and cleaning the exterior walls and of replacing the roofs of such buildings. Operating and maintenance costs shall include, but shall not be limited to, the following: water, electricity and guard services; salaries and wages (including employment taxes and so-called "fringe benefits") or maintenance contracts of all persons connected with the regular operation, servicing, repair and maintenance of the Shopping Center; third party property management fees; premiums for liability and Workers' Compensation insurance (which insurance Landlord, at all times during the Lease term, agrees to maintain); the premiums for the insurance Landlord maintains pursuant to Article 15 hereof; real property taxes imposed on the Common Areas; personal property taxes, if any; charges, excises, surcharges, fees or assessments levied by virtue of the parking facilities furnished; costs and expenses of planting, replanting and relandscaping; garbage removal, if any; lighting; utilities; repainting and restriping; fees for equipment rental, any licenses and/or permits required for operation of the Common Areas, or any part thereof. ;gad In the event Landlord manages the Shopping Center, a charge of fifteen percent (15%) of all "operating and maintenance costs" for Landlord's administrative and overhead expenses shall be included in lieu of third party management fees.

11.5 Tenant's prorata share of the "operating and maintenance costs" described in Paragraph 11.4 above shall be an amount equal to the sum of the following:

(i) Tenant's share of the operating and maintenance costs relating to the buildings within Landlord's Parcel. Tenant's share of such costs shall be determined by multiplying the aggregate of such costs by a fraction, the numerator of which is the Gross Leasable Area of the Demised Premises, and the denominator of which is the total Gross Leasable Area of all buildings within Landlord's Parcel.
(ii) Tenant's share of the operating and maintenance costs relating to the Common Areas of the Shopping Center. Tenant's share of such costs shall be determined by multiplying the aggregate of such costs by a fraction, the numerator of which is the Gross Leasable Area of the Demised Premises, and the denominator of which is the total Gross Leasable Area of all buildings within the Shopping Center.

If, during any calendar year, the total Gross Leasable Area within Landlord's Parcel shall change, then Tenant's prorate share of the operating and maintenance costs shall be adjusted in accordance with the formula set forth hereinabove and Landlord, within a reasonable time thereafter, shall estimate Tenant's share of the operating and maintenance costs for the balance of the calendar year.

The initial estimate of Tenant's proportionate share, subject to adjustment from time to time to reflect changes in the Gross Leasable Area, is set forth in Paragraph 1(e)

11.6 As Additional Rent, Tenant shall pay Landlord monthly a Common Area charge in an amount estimated by Landlord to be Tenant's share of the "operating and maintenance costs" on the first day of each month, commencing on the Rent Commencement Date and continuing on the first day of each month thereafter during the term hereof.

The initial monthly Common Area charge shall be that sum set forth in Paragraph 1(f) above; Landlord may adjust the monthly Common Area charge at the end of each calendar year on the basis of Landlord's anticipated costs for the following calendar year or, as specified hereinabove at Paragraph 11.5, at such time as the total Gross Leasable Area within Landlord's Parcel (or the Shopping Center, if all Common Areas in the Shopping Center are maintained by Landlord) shall change.

11.7 Within ninety (90)days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing the total "operating and maintenance costs", Tenant's share of such costs, and the total of the monthly payments made by Tenant to Landlord during the calendar year just ended. Such statement shall be certified by Landlord as being correct. Landlord shall keep good and accurate books and records in accordance with generally accepted accounting principles concerning the operation, maintenance and management of the Common Areas, and Tenant and its agents shall have the right, upon ten (10) days' notice, to audit, inspect and copy such books and records.

11.8 If Tenant's share of the "operating and maintenance costs" for the accounting period exceeds the payments made by Tenant, Tenant shall pay Landlord the deficiency within ten (10) days after the receipt of Landlord's statement. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Paragraph 26 hereof. If Tenant's payments made during the accounting period exceed Tenant's prorate share of the "operating and maintenance costs," Tenant may deduct the amount of the excess from the estimated payments next due to Landlord or, if no further estimated payments are due to Landlord, Landlord shall refund the excess within a reasonable time after the furnishing of the aforesaid year end statement by Landlord. The obligations of Landlord and Tenant hereunder shall survive the termination of this Lease.

12. TRADE FIXTURES AND SURRENDER

12.1 Upon the expiration or sooner termination of the term hereof, Tenant shall surrender the Premises including, without limitation, all keys and all apparatus and fixtures then upon the Premises, in as good condition as when received, reasonable wear and tear alone excepted, broom clean and free of trash and rubbish and, subject to Landlord's election set forth in Paragraph 10.4, with all alterations, changes, additions and improvements which may have been made or installed from time to time either by Landlord or Tenant in, on or about the Premises. All of the same shall be the property of Landlord and shall be surrendered by Tenant without any injury, damage or disturbance thereto, and Tenant shall not be entitled to any payment therefor. Said property of Landlord shall include, without limitation, all lighting fixtures, fluorescent tubes and bulbs, and all partitions whether removable or otherwise.

12.2 Moveable trade fixtures, furniture and other personal property installed in the Premises by Tenant at its cost shall be Tenant's property unless otherwise provided in this Lease and if not in default hereunder, Tenant shall remove all of the same specifically including Tenant's identification signs, the teller under counter equipment night drop vault ATM vault and vault door prior to the termination of this Lease and at its own cost and repair any damage to the Premises and the building caused by such removal and restore the exterior of the Premises to its original condition. If Tenant fails to remove any of such property, Landlord may at its option retain such property as abandoned by Tenant and title thereto shall thereupon vest in Landlord, or Landlord may remove the same and dispose of It in any manner and Tenant shall, upon demand, pay Landlord the actual expense of such removal and disposition plus the cost of repair of any and all damage to said Premises and building resulting from or caused by s uch removal.

12.3 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord terminate all or any existing subleases and subtenancies, or may, at Landlord's option, operate as an assignment to it of any or all such subleases or subtenancies.

12.4 If, at any time during the last thirty (30)days of the term hereof, Tenant has removed all or substantially all of its aforesaid property from the Premises, Landlord shall thereafter have the right to enter said Premises for the purpose of altering, renovating and/or redecorating the same. Any such entry or work by Landlord shall not entitle Tenant to any abatement of rent or any other sum payable hereunder nor shall such entry or work be deemed an eviction or disturbance of Tenant's use and occupancy.

13. DAMAGE OR DESTRUCTION

13.1 Except as otherwise provided in Paragraph 13.2, if the Premises are damaged and destroyed by any casualty covered by Landlord's fire insurance policy, Landlord shall repair such damage as soon as reasonably possible, and the Lease shall continue in full force and effect.

13.2 If the Premises are damaged or destroyed by any casualty covered by Landlord's fire insurance policy to the extent of twenty-five percent (25%) or more of the replacement value of the Premises during the last twenty-four (24) months of the term hereof, or if the insurance proceeds are required to be paid to a holder of a security interest in Landlord's Parcel or if the buildings on Landlord's Parcel shall be damaged to the extent of fifty percent (50%) or more of the replacement value and regardless of whether or not the Premises be damaged, then Landlord may, at Landlord's option, either (i) repair such damage as soon as reasonably possible, in which event this Lease shall continue in full force and effect, or (ii) cancel and terminate this Lease by giving Tenant written notice of Landlord's election to do so within ninety (90) days after the date of the occurrence of the damage. In such event this Lease shall terminate thirty (30) days after the giving of such notice by Landlord.

13.3 If at any time during the term hereof the Premises are damaged and such damage was caused by a casualty not covered under Landlord's insurance policy specified in Paragraph 15.2 hereafter, and the damage does not exceed ten percent (10%) of the replacement value thereof, Landlord shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If, however, the damage exceeds ten percent (10%), then Landlord may, at its option, either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) cancel and terminate this Lease by giving Tenant written notice of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage, in which event this Lease shall so terminate unless within thirty (30) days thereafter Tenant agrees to repair the damage at its cost and expense or pay for Landlord's repair of such damage.

13.4 In the event of damage or destruction the Minimum Rent and other charges (excluding Percentage Rent) payable hereunder shall be proportionately reduced during the period of damage and any repair or restoration pursuant to this
Article 13 said reduction to be based upon the extent to which the damage or the making of such repairs or restoration shall interfere with Tenant's business conducted in the Premises. In no event, however, shall the amount of such rent abatement exceed the proceeds of the rent abatement insurance required to be carried by Landlord pursuant to Paragraph 15.2 hereof.

13.5 Landlord shall in no event be required or obligated to repair, restore or replace any of Tenant's leasehold improvements, trade fixtures or any other property whatever installed in the Premises by Tenant.

14. EMINENT DOMAIN

14.1 If all or substantially all of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain (or similar law authorizing the involuntary taking of private property, which shall include a sale in lieu thereof to a public body), either party hereto shall have the right, at its option, to terminate this Lease effective as of the date possession is taken by said authority, and Landlord shall be entitled to any and all income, rent, award and any interest thereon whatsoever which may be paid or made in connection with such public or quasi-public use or purpose. Tenant hereby assigns to Landlord its entire interest in any and all such awards, and shall have no claim against Landlord for the value of any unexpired term of this Lease, provided however, that if an award is made for Tenant's Trade Fixtures that have become part of the realty and which Tenant has a right to remove as provided in this Lease but elects not to remove, Tenant shall receive the am ount so awarded.

14.2 If only a portion of the Premises is taken, then this Lease shall continue in full force and effect and the proceeds of the award shall be used by Landlord to restore the remainder of the improvements on the Premises so far as practicable to a complete unit of like quality and condition to that which existed immediately prior to the taking, and the Minimum Rent shall be reduced in proportion to the floor area of the Premises taken. Landlord's restoration work shall not exceed the scope of work done by Landlord in originally constructing the Premises and the cost of such work shall not exceed the amount of the award received by Landlord.

14.3 Nothing hereinbefore contained shall be deemed to deny to Tenant its right to claim from the condemning authority compensation or damages for its trade fixtures and personal property.

15. INSURANCE

15.1 Tenant shall, at all times during the term hereof, at its expense, carry and maintain insurance policies in the amounts and in the form hereafter provided:

(a) Public Liability and Property Damage: Bodily injury liability insurance with limits of not less than Two Million Dollars ($2,000.000.00) per person and Five Million Dollars ($5,000.000.00) per occurrence insuring against any and all liabilities of the insured with respect to the Premises or arising from the maintenance, use or occupancy thereof, and property damage liability insurance with limits of not less than One Million Dollars ($1.000.000.00) per occurrence. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and loss of or damage to property contained in Article 17 hereof. Said insurance shall name Landlord and such other parties as Landlord shall designate as an additional insured, and shall provide that Landlord, although named as an insured shall nevertheless be entitled to recovery thereunder for any loss suffered by it, its agents, servants and employees by reason of Tenant's negligence. Said insur ance shall be primary insurance as respects Landlord and not participating with any other available insurance.

(b) Plate Glass: Tenant shall, at its expense, carry and maintain plate glass insurance.

(c) Tenant Improvements: Insurance covering all of Tenant's leasehold improvements, trade fixtures, merchandise and other personal property from time to time in the Premises in an amount not less than ninety percent (90%) of their full replacement cost from time to time, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall, so long as this Lease remains in effect, be used to repair or replace the property damaged or destroyed.

(d) Policy Form: All insurance to be carried by Tenant hereunder shall be in companies, on forms and with loss payable clauses satisfactory to Landlord and copies of such policies or certificates evidencing such insurance shall be delivered to Landlord within ten (10) days after delivery of possession of the Premises to Tenant and within thirty (30) days prior to the expiration date of each policy. No such policy shall be cancelable except after twenty (20) days advance written notice to Landlord. Tenant shall have the right to maintain required insurance under blanket policies provided that Landlord is named therein as an additional insured and that the coverage afforded Landlord will not be reduced or diminished by reason thereof.

15.2 Subject to reimbursement by Tenant as provided in Article 11 herein, Landlord shall obtain and keep in force during the term hereof, a policy or policies of insurance covering loss or damage to the buildings on Landlord's Parcel, providing protection against all perils included within the classification of fire, extended coverage, vandalism, and malicious mischief, together with an endorsement providing for rental income insurance covering a period of twelve (12) months covering Minimum Rent and all Additional Rent, and, at Landlord's sole option, Landlord may obtain "difference in conditions" insurance, including earthquake and flood, subject also to such reimbursements.

15.3 If Tenant shall fail to procure and maintain any insurance policy required herein, Landlord may procure the same on Tenant's behalf, and the cost of same shall be payable as Additional Rent within five (5) days after written demand therefor by Landlord. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Paragraph 26 hereof.

16. WAIVER OF SUBROGATION

Any insurance carried by either party with respect to the Premises and property contained in the Premises or occurrences related to them shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, waives any right of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent that the injury or loss is covered by such insurance.

17. RELEASE AND INDEMNITY

17.1 Tenant shall indemnify and hold harmless Landlord and the City of Hayward, its officers, agents and employees, against and from any and all claims, actions, damages, liability and expenses, including attorneys' fees, arising from or out of Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant in or about the Premises. Tenant shall further indemnify and hold Landlord and the City of Hayward, its officers, agents and employees, harmless from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of the Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all costs, damages, attorney's fees, and liabilities incurred in defense of any such claim of any action or proceeding brought thereon including any action or proceeding brought against Landlord by re ason of such claim. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

17.2 Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or by any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Demised Premises or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Shopping Center.

18. INSOLVENCY, ETC. OF TENANT

18.1 The filing of any petition in bankruptcy whether voluntary or involuntary, or the adjudication of Tenant as a bankrupt or insolvent, or the appointment of a receiver or trustee to take possession of all or substantially all of Tenant's assets or an assignment by Tenant for the benefit of its creditors, or any action taken or suffered by Tenant under any State or Federal insolvency or bankruptcy act including, without limitation, the filing of a petition for or in reorganization, or the taking or seizure under levy of execution or attachment of the Premises or any part thereof, shall constitute a breach of this Lease by Tenant, and in any one or more of said events Landlord may at its option terminate this Lease by written notice to Tenant.

18.2 Neither this Lease nor any interest therein or thereunder, nor any estate thereby created in favor of Tenant, shall be an asset of Tenant in or under any bankruptcy, insolvency or reorganization proceeding, nor shall any of the same pass by operation of law under any State or Federal insolvency or bankruptcy law to any trustee, receiver, or assignee for the benefit of creditors or any other person whatever without Landlord's express written consent.

18.3 Landlord shall be entitled, notwithstanding any provision of this Lease to the contrary, upon re-entry of the Premises in case of a breach under this Article, to recover from Tenant as damages for loss of the bargain resulting from such breach, and not as a penalty, such amounts as are specified in Article 26, unless any statute governing the proceeding in which such damages are to be proved shall lawfully limit the amount thereof capable of proof, in which later event Landlord shall be entitled to recover as and for its damages the maximum amount permitted under said statute.

19. PERSONAL PROPERTY AND OTHER TAXES

19.1 Tenant shall pay, before delinquency, any and all taxes and assessments, sales, use, business, occupation or other taxes, and license fees or other charges whatever levied, assessed or imposed upon its business operations conducted in the Premises. Tenant shall also pay, before delinquency, any and all taxes and assessments levied, assessed or imposed upon its equipment, furniture, furnishings, trade fixtures, merchandise and other personal property in, on or upon the Premises.

19.2 Tenant shall pay all taxes and assessments levied, assessed or imposed on its leasehold improvements, regardless of whether such improvements were installed and/or paid for by Tenant or by Landlord, and regardless of whether or not the same are deemed to be a part of said building, but excluding only those improvements to the Premises which are a part of "Landlord's Work" as defined in Exhibit C hereto and were installed by Landlord.

19.3 Tenant shall pay (or reimburse Landlord therefor forthwith on demand) any excise tax, gross receipts tax, or any other tax however designated, and whether charged to Landlord, or to Tenant, or to either or both of them, which is imposed on or measured by or based on the rentals to be paid under this Lease, or any estate or interest of Tenant, or any occupancy, use or possession of the Premises by Tenant. 19.4 Nothing hereinabove contained in this Article shall be construed as requiring Tenant to pay any inheritance, estate, succession, transfer, gift, franchise, income or profits tax or taxes imposed upon Landlord.

20. SIGNS AND PROMOTION

20.1 Tenant shall install, maintain and replace on the store, such signs in accordance with the sign criteria attached hereto as Exhibit D as Tenant may desire, provided that erection of such signs by Tenant shall first have been approved by Landlord and by applicable governmental authorities. Tenant shall make all repairs required by reason of the installation, maintenance and removal of its signs. Upon the expiration of the lease term, Tenant shall remove its signs from the Premises and, at its sole cost and expense, repair, paint and/or replace the building fascia surface where such signs were attached. Tenant shall have no right to erect a pole sign. Tenant's obligations under this Paragraph
20.1 shall survive the termination of the Lease.

20.2 Tenant shall not place, construct or maintain on the store windows, doors or exterior walls or roof of the Premises or any interior portions that may be visible from the exterior of the Premises, any signs, advertisements, names, trademarks or other similar item without Landlord's consent. Landlord at Tenant's cost may remove any item so placed or maintained which does not comply with the provisions of this Paragraph. Landlord hereby consents to the placement of Tenant's hours of operation on the front door, and to the placement of the FDIC symbol handicapped symbol and electronic bank account symbol to the extent required by regulatory agencies

20.3 In the event a freestanding sign or signs identifying the Shopping Center are erected at the election of Landlord, Tenant shall pay its prorate share of the cost of erecting, altering, maintaining and replacing said sign. Tenant's share shall be determined as provided above in Paragraph 11.5.

20.4 During the Term, Landlord shall have the right to establish advertising and promotion fund (the "Fund") for the sole purpose of utilizing the contributions to the Fund for advertising and conducting promotional activities for the benefit of the retail and service tenants of the Shopping Center. Tenant shall contribute to the Fund as provided herein. In addition, Tenant shall use its best efforts to participate with other tenants in the Shopping Center, at Tenants' cost, in promotional activities organized by Landlord for the benefit of the tenants at the Shopping Center, including, without limitation, so-called sidewalk sales, concerts, art displays, and cooking stations. Landlord reserves the right to establish or terminate said Fund in its' reasonable discretion.

21. ASSIGNMENT AND SUBLETTING

21.1 Tenant shall not voluntarily,involuntarily, or by operation or law assign, transfer, hypothecate, or otherwise encumber this Lease or Tenant's interest therein, and shall not sublet nor permit the use by others of the Premises or any part thereof without first obtaining in each instance Landlord's written consent. If consent is once given by Landlord to any such assignment, transfer, hypothecation or subletting, such consent shall not operate as a waiver of the necessity for obtaining Landlord's consent to any subsequent assignment transfer, hypothecation or sublease. Any such assignment or transfer without Landlord's consent shall be void and shall at Landlord's option, constitute a material breach of this Lease. This Lease shall not, nor shall any Interest therein, be assignable as to Tenant's interest by operation of law, without Landlord's express prior written consent.

21.2 The consent of Landlord required under Paragraph 21.1 above shall not be unreasonably withheld. Should Landlord withhold its consent for any of the following reasons, the withholding shall be deemed to be reasonable:

(a) Conflict, incompatibility or duplication of the proposed use with other uses in the Shopping Center; (b) Financial inadequacy of the proposed sublessee or assignee; (c) A proposed use or use which would diminish the reputation of the Shopping Center or the other businesses located therein; (d) A proposed use whose impact on the common facilities of the other tenants in the Shopping Center would be disadvantageous.

Tenant acknowledges that Landlord requires the Premises be leased as one (1) store and therefore there can be no change in the exterior walls or storefront in the event of a permitted assignment or sublease.

21.3 Each assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of all rents due hereunder, and for the due performance during the term of all the covenants and conditions herein set forth by Tenant to be performed. No assignment or transfer shall be effective or binding on Landlord unless said assignee or transferee shall, concurrently, deliver to Landlord a recordable instrument which contains a covenant of assumption by said assignee or transferee; provided that a failure or refusal to so execute said instrument shall not release or discharge the assignee or transferee from its liability aforesaid. 21.4 If Tenant is not a publicly traded corporation, or if Tenant is an unincorporated association or a partnership, the transfer, assignment, or hypothecation or any stock or interest in such corporation, association or partnership in the aggregate or in excess of fifty percent (500/0) shall be deemed an assignment within the meaning of this Article.

21.5 If Tenant intends to assign this Lease or any interest therein, sublet all or any part of the Premises, Tenant shall give prior written notice to Landlord of each such proposed assignment or subletting specifying the proposed assignee or subtenant and the terms of such proposed assignment or sublease. Landlord shall, within thirty (30) days thereafter, notify Tenant in writing either, that
(i) it consents (subject to any conditions of consent to such transaction, or (ii) It elects to cancel this Lease in which event the parties would have no further obligations to each other except with respect to obligations which arose prior to the effective date of termination.

21.6  In the event of an  approved  assignment or  subletting  pursuant  to this
Article 21, Tenant shall assign to Landlord any and all consideration paid to Tenant directly or Indirectly for the assignment by Tenant of its leasehold interest, and 100% of any and all subrentals payable by sublessees to Tenant which are in excess of the minimum monthly rental payable by Tenant hereunder.

21.7 Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys fees incurred in connection with the processing and documentation of any requested assignment, transfer, hypothecation or subletting of this Lease aforesaid.

22. RIGHTS RESERVED BY LANDLORD

Subject to Tenant's security requirements, upon reasonable prior notice, Tenant shall permit Landlord or its agents to enter the Premises for the purposes of:

(a)   Inspection of the Premises and the equipment therein;
(b)   Making repairs to the Premises and/or the building of which it is a part;
(c) Showing the Premises to persons wishing to purchase or make a mortgage loan upon the same; (d) Posting notice of non-responsibility;
(e) Posting "For Lease" signs and showing the Premises to persons wishing to rent the Premises during the last six (6) months of the term of this Lease.

23. CONSENT OF LANDLORD

Whenever Landlord's consent or approval is required prior to any action under this Lease, in no event shall Landlord be liable in monetary damages for withholding its consent or approval unless Tenant proves the same to have been withheld maliciously or in bad faith.

24. RIGHT OF LANDLORD TO PERFORM

All covenants to be performed by Tenant hereunder shall be performed by Tenant at its sole cost and expense and without any abatement of any rent to be paid hereunder. If Tenant shall fail to pay any sum, other than rent, required by this Lease to be paid by it or shall fail to perform any other act on its part to be performed, and such failure shall continue beyond the applicable grace period set forth in Article 26, Landlord may (but shall not be obligated to) and without waiving or releasing Tenant from any of its obligations, make any such payment or perform any such other act on Tenant's part to be made or performed as herein provided. All sums so paid by Landlord and all necessary incidental costs, shall be payable by Tenant as Additional Rent within five (5) days after Landlord's written demand therefor. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Paragraph 26 hereof.

25. LANDLORD DEFAULT

25.1 If Landlord shall be in default of any covenant of this Lease to be performed by it, Tenant, prior to exercising any right or remedy it may have against Landlord on account thereof, shall give Landlord a thirty (30) day written notice of such default, specifying the nature of such default. Notwithstanding anything to the contrary elsewhere in this Lease, Tenant agrees that if the default specified in said notice is of such nature that it can be cured by Landlord, but cannot with reasonable diligence be cured within said thirty (30) day period, then such default shall be deemed cured if Landlord within said thirty (30) day period shall have commenced the curing thereof and shall continue thereafter with all due diligence to cause such curing to proceed to completion.

25.2 If Landlord shall fail to cure a default of any covenant of this Lease to be performed by it and, as a consequence of such uncured default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of the proceeds of sale received upon execution of such judgment against the right, title and interest of Landlord in the building and Its underlying realty and out of the rents, or other income from said property receivable by Landlord, or out of the consideration received by Landlord's right, title and interest in said property, but neither Landlord nor any partner or joint venture of Landlord shall be personally liable for any deficiency.

26. DEFAULT AND REMEDIES

26.1 The occurrence of any of the following shall constitute a material breach and default of this Lease by Tenant:

(a) Any failure by Tenant to pay when due any of the rent required to be paid by Tenant hereunder where such failure continues for five (5) days after the same is due;
(b) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant where such failure continues for twenty (20) days after written notice thereof from Landlord; provided, that if the nature of such default is such that the same cannot with due diligence be cured within said period, Tenant shall not be deemed to be in default if it shall within said period commence such during and thereafter diligently prosecutes the same to completion;
(c) The  abandonment  or  vacation  of the Premises;  or
(d) Any other event herein specified to be a material breach or default under this Lease.

26.2 In the event of any such material breach or default as aforesaid by Tenant, then in addition to any and all other remedies available to Landlord at law or in equity, Landlord shall have the right to immediately terminate this Lease and all rights of Tenant hereunder by giving written notice to Tenant of its election so to do. If Landlord shall elect to terminate this Lease, then it may recover from Tenant:

(a) The worth at the time of the award of the unpaid rent payable hereunder which had been earned at the date of such termination; plus
(b) The worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination and until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus
(c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss which Tenant proves could be reasonably avoided; plus

(d) Any other amounts necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations hereunder or which, in the ordinary course of affairs, would likely result therefrom, and (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted by applicable California law from time to time.

26.3 As used in subparagraphs (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in subparagraph (c) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1 %).

26.4 In the event of any default aforesaid by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Demised Premises and remove all property and persons therefrom, and any such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant.

26.5 If Landlord shall elect to re-enter as above provided or shall take possession of said Premises pursuant to legal proceedings or pursuant to any notice provided by law, and if Landlord has not elected to terminate this Lease, Landlord may either recover all rental as it becomes due or relet the Demised Premises or any part or parts thereof for such term or terms and upon such provisions as Landlord, in its sole judgment, may deem advisable and shall have the right to make repairs to and alterations of the Demised Premises.

26.6 If Landlord shall elect to relet as aforesaid, then rentals received by Landlord therefrom shall be applied as follows:

(a) To the payment of any indebtedness other than rent due hereunder from Tenant;
(b) To the payment of all costs and expenses incurred by Landlord in connection with such reletting;
(c) To the payment of the cost of any alterations of and repairs to the Premises; and
(d) To the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder.

In no event shall Tenant be entitled to any excess rental received by Landlord over and above that which Tenant is obligated to pay hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable hereunder during that month by Tenant, then Tenant shall pay such deficiency to Landlord forthwith upon demand, and said deficiency shall be calculated and paid monthly. Tenant shall also pay Landlord as soon as ascertained and upon demand, all costs and expenses incurred by Landlord in connection with such reletting and in making any such alterations and repairs which are not covered by the rentals received from such reletting.

26.7 No re-entry or taking possession of the Premises by Landlord under this Article shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof be adjudged by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of Tenant's default, Landlord may at any time after such reletting elect to terminate this Lease because of such default.

26.8 Nothing contained in this Article shall constitute a waiver of Landlord's right to recover damages by reason of Landlord's efforts to mitigate the damages to it caused by Tenant's default; nor shall anything in this Article adversely affect Landlord's right, as In this Lease elsewhere provided, to indemnification against liability for Injury or damage to persons or property occurring prior to a termination of this Lease.

26.9 If Landlord shall retain an attorney for the purpose of collecting any rental due from Tenant, Tenant shall pay the reasonable fees of such attorney for his services regardless of the fact that no legal proceeding or action may have been filed or commenced.

26.10 The terms "rent" and "rental" as used herein and elsewhere in this Lease shall be deemed to be and mean the Minimum Rent, all Additional Rent (including without limitation the Percentage Rent), rental adjustments and any and all other sums, however designated, required to be paid by Tenant hereunder.

26.11 Any unpaid rent and any other sums due and payable hereunder by Tenant shall bear interest at the maximum lawful rate per annum from the due date and until payment thereof.

26.12 Tenant acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant.

27. PRIORITY OF LEASE AND ESTOPPEL CERTIFICATE

27.1  At  Landlord's  election,  this  Lease  shall  be  either  superior  to or subordinate to any and all trust deeds, mortgages, or other security instruments, ground leases, or leaseback financing arrangements now existing or which may hereafter be executed covering the Premises and/or the land underlying the same or any part or parts of either thereof, and for the full amount of all advances made or to be made thereunder together with interest thereon, and subject to all the provisions thereof, all without the necessity of having further instruments executed by Tenant to effectuate the same provided however, that if Landlord elects for this Lease to become subordinate to any instrument not now existing, such subordination shall be contingent upon the execution of a subordination and non-disturbance agreement by which any mortgagee, beneficiary or lessor recognizes Tenant's right to quiet enjoyment of the Premises and agrees that Tenant's possession of the Premises shall not be disturbed so long as Tenant is not i n default of this Lease. Tenant agrees to execute, acknowledge and deliver upon request by Landlord any and all documents or instruments which are or may be deemed necessary or proper by Landlord to more fully and certainly assure the superiority or the subordination of this Lease to any such trust deeds, mortgages or other security instruments, ground leases, or leasebacks. If a subordination and non-disturbance agreement is so executed, then in the event of a foreclosure sale or similar transfer of Landlord's interest, this Lease shall continue in full force and effect, and Tenant shall automatically become the Tenant of Landlord's successor in interest and shall attorn to said successor in interest. Tenant hereby irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this Article. The words "person" and "persons" as used herein or elsewhere in this Lease shall mean individuals, partnerships, firms, associations and corporations.

27.2 Except as expressly provided in subparagraph 27.1, this Lease is made subject to all existing encumbrances, covenants, restrictions, conditions, and easements of record. Further, Tenant acknowledges that Landlord may, if it has not already done so, hereafter enter into and record a Construction, Operation and Reciprocal Easement Agreement ("REA") with other owners of parcels comprising the Shopping Center for the purpose of providing for the overall operation and maintenance of the Shopping Center, including Landlord's Parcel. If requested to do so by Landlord, Tenant agrees to subordinate this Lease to said REA and to any amendments thereto, and, in turn, Landlord covenants that the provisions of the REA will not unreasonably interfere with Tenant's use and occupancy of the Leased Premises and its conduct of business thereon.

27.3 Tenant shall at any time and from time to time execute, acknowledge and deliver to Landlord, within ten (10) days after Landlord's request therefor:

(a)   A written statement certifying as follows:

(i) That this lease is unmodified and in full force (or if there has been modification thereof, that the same is in full force as modified and stating the nature thereof);
(ii) That to the best of its knowledge, there are no uncured defaults on the part of landlord or matters which, upon the passage of time and the giving of notice, or both, would constitute a default or breach by tenant (of if any such default exists, the specific nature and extent thereof);
(iii) No claims or defenses exist on the part of tenant or no events exist that would constitute a basis for such claim or defense (or if such exist, the specific nature and extent);
(iv) The date to which any rents and other charges have been paid in advance, if any;

(v) Such other matters which are reasonably requested by landlord with respect to the lease and its status, including status of construction;

(b) Any other disclosure or informational document required by a lender of Landlord in connection with financing, including, without limitation, ERISA "real-party-in-interest" disclosures, or informational forms of any governmental authority.

If Tenant shall fail to execute and deliver any such statement or related document to Landlord within ten (10) days after Landlord's written request therefor, Landlord may, as Tenant's attorney-in-fact coupled with an interest, execute said statement for and on behalf of Tenant, and in Tenant's name. Further, Landlord, at its option, may treat same as a material breach and default under this Lease.

28. HOLDING OVER

If, without the execution of a new lease or written extension of this Lease, and with the consent of Landlord, Tenant shall hold over after the expiration of the term of this Lease, Tenant shall be deemed to be occupying the Premises as a Tenant from month-to-month, which tenancy may be terminated as provided by law.

During said tenancy, the Minimum Rent payable to Landlord by Tenant shall be one hundred fifty percent (150%) of the Minimum Rent set forth in Article 3 of this Lease, unless a different rate is agreed upon, and upon all of the other terms, covenants and conditions set forth in this Lease so far as the same are applicable. Provided that if Tenant shall fail to surrender the Premises upon the termination of this Lease, in addition to any other liabilities to Landlord arising therefrom, Tenant shall and does hereby agree to indemnify and hold Landlord harmless from loss or liability resulting from such failure including, but not limited to, claims made by any succeeding Tenant founded on such failure.

29. NOTICES

Wherever in this Lease it shall be required or permitted that notice, approval, advice, consent or demand be given or served by either party to this Lease to or on the other, the same shall be given or served, and shall not be deemed to have been duly given or served unless in writing and forwarded by certified or registered mail, addressed in the case of Tenant to the address specified in Paragraph 1(p) hereof and in the case of Landlord to the address specified in Paragraph 1(q) hereof. Notice shall be deemed given when so mailed and addressed. Either party may change such address by written notice forwarded by certified mail to the other.

30. LIENS

30.1 Tenant shall pay all costs for work by it or caused to be done by it in the Premises and Tenant shall keep both said Premises and the Shopping Center free and clear of all mechanics' liens and other liens on account or work done for Tenant or persons claiming under it. Tenant agrees to and shall indemnify and hold Landlord harmless against liability, loss, damage, costs, attorneys' fees, and any other expenses on account of claims of lien of laborers or materialmen for work performed or materials or supplies furnished for Tenant or persons claiming under it. If any such lien shall attach to the Premises, Landlord's Parcel or the Shopping Center, Tenant shall promptly, and in any event within twenty (20) days, discharge it as a matter of record. If necessary to accomplish same, Tenant shall furnish and record a bond to insure the protection of Landlord, the Premises, Landlord's Parcel, and the Shopping Center (including all buildings located thereon or of which they form a part) from loss by virtue of an y such lien.

30.2 Any bond furnished by Tenant pursuant to the provisions of Paragraph 30.11, above shall be a lien release bond issued by a corporation authorized to issue surety bonds in the State of California in an amount equal to one and one-half the amount of such claim of lien. The bond shall meet the requirements of Civil Code section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim, together with said lien claimant's costs of suit if he recovers therein.

30.3 If Tenant shall not have paid a charge for which a mechanics' lien claim has been filed, and Tenant shall not have discharged same of record within the time permitted by Paragraph 30.1 above, Landlord may (but shall not be obligated to) pay said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith shall be payable by Tenant to Landlord as Additional Rent within five (5) days after written demand therefor. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Paragraph 26 hereof.

30.4 Tenant shall at least ten (10) days prior to commencing any work which might result in a lien as aforesaid, give Landlord written notice of its intention so to do to enable Landlord to post, file and record a legally effective notice of non-responsibility. Landlord or its representatives shall have the right to enter into the Demised Premises and inspect the same at all reasonable times, and shall have the right to post and keep posted thereon said notices of non-responsibility and such other notices as Landlord may deem proper to protect its interest therein.

31. QUIET ENJOYMENT

Landlord agrees that Tenant, upon payment of the Minimum Rent, Percentage Rent, Additional Rent, and all other sums and charges required to be paid by Tenant hereunder, and the due and punctual performance of all of Tenant's other covenants and obligations under this Lease, shall have the quiet and undisturbed possession of the Premises.

32. ATTORNEY'S FEES

Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages or for declaratory or other relief hereunder, the prevailing party shall be entitled to receive from the losing party, in addition to court costs, such amount as the court may adjudge to be reasonable as attorneys' fees for services rendered to said prevailing party, and said amount may be made a part of the judgment against the losing party.

33. RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease, marked Exhibit E, and all reasonable modifications of and additions thereto from time to time put into effect by Landlord, provided that in such event Landlord shall give written notice thereof to Tenant and further provided that Landlord requires all other tenants of space in the Shopping Center to also comply with said rules and regulations. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the building of any said rules and regulations. Landlord agrees to make all reasonable efforts to cause compliance of all tenants of the Shopping Center with these rules and regulations.

34. MISCELLANEOUS

34.1 Nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be in any manner responsible for the debts or obligations of Tenant, or any other party.

34.2 If any provision of this Lease shall be determined to be void or voidable by any court of competent jurisdiction, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in effect. It is the intention of the parties hereto that if any provisions of this Lease is capable of two constructions, one of which would render the provision void or voidable and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

34.3 If Tenant hereunder is a corporation, the parties executing this Lease on behalf of Tenant represent and warrant to Landlord that: they are authorized to enter into this Lease; this Lease is executed in the usual course of corporate business of Tenant and that neither the corporate Articles nor Bylaws of Tenant require the consent of its shareholders thereto; Tenant is a valid and existing corporation; all things necessary to qualify Tenant to do business in California have been accomplished prior to the date of this Lease; all franchise and other corporate taxes have been paid to the date of this Lease; all forms, reports, fees, and taxes required to be filed or paid by said corporation in compliance with applicable laws will be filed and paid when due.

34.4 The entire agreement between the parties hereto is set forth In this Lease, and any agreement hereafter made shall be ineffective to change, modify, alter or discharge it in whole or in part unless such agreement is in writing and signed by both said parties. It is further understood that there are no oral agreements between the parties hereto affecting this Lease, and that this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between said parties or displayed by Landlord to Tenant with respect to the subject matter of this Lease, and none of the same shall be available to interpret or construe this Lease. All negotiations and oral agreements acceptable to both parties hereto have been merged into and are included in this Lease.

34.5 Landlord reserves the absolute right to effect such other tenancies in the Shopping Center as Landlord shall determine to best promote the interests of the Shopping Center. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall during the term of this Lease occupy any space in the Shopping Center.

34.6 The laws of the State of California shall govern the validity, performance and enforcement of this Lease. Although the printed provisions of this Lease were prepared and drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, but its construction shall be at all times in accord with the general tenor of the language so as to reach a fair and equitable result.

34.7 A waiver of any breach or default shall not be a waiver of any other breach or default. Landlord's consent to or approval of, any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. The acceptance by Landlord of any rental or other payments due hereunder with knowledge of the breach of any of the covenants of this Lease by Tenant shall not be construed as a waiver of any such breach. The acceptance at any time or times by Landlord of any sum less than that which is required to be paid by Tenant shall, unless Landlord specifically agrees otherwise in writing, be deemed to have been received only on account of the obligation for which it is paid, and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in a letter of transmittal.

34.8 Any prevention, delay or stoppage due to strikes,lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, governmental restrictions, regulations or controls enemy or hostile governmental action, riot, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except that Tenant's obligations to pay the Minimum Rent, Percentage Rent, Additional Rent and any other sums or charges pursuant to this Lease shall not be affected thereby.

34.9 The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Premises, and in the event of any transfer or transfers of title thereto, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations hereunder of the part of Landlord to be performed thereafter.

34.10 Upon Landlord's written request Tenant shall promptly furnish to Landlord, from time to time, financial statements reflecting Tenant's current financial condition.

34.11 Time is of the essence with respect to the performance of each of the covenants and agreements of this Lease.

34.12 Each and all of the provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and (except as set forth in Paragraph
34.10 above and as otherwise specifically provided elsewhere in this Lease), their respective personal representatives, successors and assigns, subject at all times to all provisions and restrictions elsewhere in this Lease respecting the assignment, transfer, encumbering or subletting of all of any part of the Premises or Tenant's interest in this Lease.

34.13 Submission of this instrument by or on behalf of Landlord for examination or execution by Tenant does not constitute a reservation of or option for Lease, and this instrument shall not be effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

34.14 The captions shown in this Lease are for convenience or reference only, and shall not, in any manner, be utilized to construe the scope or the intent of any provisions thereof.

34.15 Tenant shall not record this Lease nor any short form memorandum thereof without Landlord's written consent.

34.16 In the event that the Rent Commencement Date has not occurred within twelve (12) months after the date hereof, this Lease shall terminate and be of no further force and effect.

34.17 All agreements herein by Tenant, whether expressed as covenants or conditions, shall be deemed to be conditions for the purpose of this Lease.

35. FORCE MAJEURE

Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, judicial orders, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes (except financial) beyond the reasonable control of the party obligated to perform, shall excuse the performance by that party for a period equal to the prevention, delay or stoppage except the obligations imposed with regard to Fixed Minimum Rent, Percentage Rent and Additional Rent to be paid by Tenant pursuant to this Lease; provided the party prevented, delayed or stopped shall have given the other party written notice thereof within thirty (30) days of such event causing the prevention, delay or stoppage. Notwithstanding anything to the contrary contained in this Section 35, in the event any work performed by Tenant or Tenant's contractor results in a strik e, lockout and/or labor dispute, the strike, lockout and/or labor dispute shall not excuse the performance by Tenant of the provisions of this Lease.

36. PARKING

Tenant agrees that Tenant and Tenant's employees and agents will not park their automobiles in those areas designated for retail customers only. Should there be any violations of this provision after written notice from Landlord, Tenant agrees to pay Landlord the sum of Twenty-Five and No/100 Dollars ($25.00) for each violation, and if the violations persist, Tenant agrees that the offending automobile may be towed at the expense of Tenant. Upon Landlord's written request Tenant shall furnish a list of the automobile license numbers of the cars of Tenant's employees and shall thereafter notify Landlord of any changes within five (5) days after such changes occur.

37. NON-DISCRIMINATION

Tenant herein covenants by and for Tenant and Tenant's heirs, personal representatives and assigns and all persons claiming under Tenant or through Tenant that this Lease is made subject to the condition that there shall be no discrimination against or segregation of any person or of a group of persons on account of race, color, religion, creed, sex or national origin in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises nor shall Tenant or any person claiming under Tenant or through Tenant establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees on the Premises.

38. BROKERS

Tenant represents and warrants that Tenant has no dealings with any real estate broker, agent or finder other than the person and/or entity specified in Paragraph 1(r) in connection with the negotiation or execution of this lease. Tenant shall indemnify, protect, defend and hold harmless Landlord from commissions or other compensation or charges claimed by any broker, agent and/or finder, in connection with this Lease, other than the person and/or entity specified in Paragraph 1(r).

WITNESS the signatures of the parties hereto, the day and year first above written.

LANDLORD: Redevelopment Agency of the City TENANT: Metro Commerce Bank
          of Hayward
          By:                                      By:
          Its:                                     Its:
          BY:                                      BY:
          Its:                                     Its:

ATTEST:   Angelina Reyes, City Clerk

ADDENDUM TO SHOPPING CENTER LEASE
B STREET MARKETPLACE
HAYWARD, CALIFORNIA

This Lease Addendum is entered into by and between the Redevelopment Agency of the City of Hayward (hereinafter, "Landlord"), and Metro Commerce Bank,
(hereinafter, "Tenant"), adding to the lease between the same parties dated September 7, 2000, as follows:

39. OPTIONS TO EXTEND

First Option: Provided that the Lease is in full force and effect, Tenant is not in default in the performance of any of the terms and conditions of the Lease, Tenant has not assigned the Lease unless such assignment has been approved by Landlord as provided in paragraph 21 1, and

Tenant is in occupancy for its own use of the entire premises (collectively, the "Option Conditions"), Tenant shall have the option to extend the term of the Lease for a period of five (5_) years, subject to the following conditions: (i) the option shall be exercised by written notice of exercise delivered to Landlord not earlier than 9 months nor later than 6 months prior to the expiration of the original Lease Term; and (ii) the Option Conditions shall be satisfied both at the time the option is exercised and at the commencement of the option period. In the event the option is timely exercised, the term of the Lease shall be extended for a period of five (5) years upon all of the terms and conditions of the Lease, provided that t he initial Minimum Monthly Rent shall be the fair market rental value of the Premises as of the date Tenant exercises the option, but in no event less than the rental amount in effect upon expiration of the initial term.

Second Option: Tenant's Second Option to extend the term of the Lease for a period of five (5) years shall be subject to the satisfaction of all of the terms and conditions of the First Option listed above, provided however, that the option shall be exercised by written notice of exercise delivered to Landlord not earlier than 15 months nor later than 12 months prior to the expiration of the First Option period. In addition, the Second Option is further conditioned upon Tenant providing evidence, satisfactory to Landlord and certified by Tenant, of the number of daily over-the-counter transactions (activity count) over the 120 day period immediately preceding Tenant's notice of exercise. Notwithstanding anything to the contrary contained in the Lease, Landlord shall have the right to revoke the Second Option within 30 days of receipt of Tenant's notice if the average daily activity count is less than 170.

In the event the option is timely exercised, the term of the Lease shall be extended for a period of five (_5) years upon all of the terms and conditions of the Lease, provided that the initial Minimum Monthly Rent shall be the fair market rental value of the Premises as of the date Tenant exercises the option, but in no event less than the rental amount in effect upon expiration of the first option term.

Determination of Option Rent: The Fixed Minimum Rent payable during the first year of each option term shall be equal to the Fair Market Rental Value of the Premises, but in no event less than the rental amount in effect upon expiration of the preceding term, which amount shall thereafter be adjusted pursuant to
Article 3.2 hereof. If Landlord and Tenant are unable to agree on the Option Period Rent, Fair Market Rental Value shall be determined as follows:

Each party shall select (and pay the fees of) a disinterested real estate broker with at least five (5) years of commercial real estate experience in the San Francisco East Bay Area. Each party shall, within ten (10) business days after the receipt of notice of request for the determination of Fair Market Rental Value by brokers, notify the other party of the name and address of the real estate broker selected by such party. If a party shall fail timely to give such notice, the broker for the other party shall select the second broker (subject to the above selection criteria) within ten (10) days after the failure of such party to give such notice. The two brokers selected shall attempt to determine the Fair Market Rental Value of the space in question for the term in question. As used in this Section "Fair Market Rental Value' shall mean the rental rate per square foot prevailing at the commencement of the period in question under leases for lease terms equal to the term in question then being entered into for general retail users of comparable space in the San Francisco East Bay Area, taking into consideration the economic terms and conditions then relevant in the marketplace. The decision of each broker shall be in writing and a copy thereof shall be given to Landlord and Tenant promptly after such decisions are rendered. In the event that within thirty (30) days after the first of such notices of request for determination of said Fair Market Rental Value by brokers is received, the two selected brokers cannot agree upon said Fair Market Rental Value, then they shall select a third disinterested real estate broker with at least five (5) years of commercial real estate experience in the San Francisco East Bay Area. The fees of the third broker shall be borne equally by Landlord and Tenant. The third broker shall select either the Landlord's broker's opinion of the Fair Market Rental Value of such space for the balance of the term of the Lease or the Tenant's broker's opinion of such Fair Market Rental Value.

Until such time as the rent is determined as aforesaid, Tenant shall pay as Minimum Rent for the space in question, Minimum Rent at a rate which was last in effect under the Lease, and upon the final resolution of such rent pursuant to the foregoing, the Tenant shall pay an appropriate amount, if any, to reflect such resolution.

40. REGULATORY APPROVAL

This Lease is contingent upon Tenant obtaining regulatory approval for a license to do business at the Premises. If such contingency is not satisfied or waived by Tenant within thirty (30) days of the execution of this Lease, either party shall have the right to terminate the Lease upon ten (10) days written notice to the other party.

41. TENANT IMPROVEMENT ALLOWANCE

Landlord shall provide to Tenant an allowance of $10 per square foot ($34,150) for the construction and installation in the Premises of Tenant's Work (the "Tenant Improvement Allowance"), other than the purchase of Tenant's trade fixtures. All costs of Tenant's Work in excess of the Tenant Improvement Allowance shall be borne by Tenant. The Tenant Improvement Allowance shall be payable within fifteen (15) days of Tenant's opening for business provided Tenant has provided Landlord with a) unconditional and final lien releases or receipts evidencing Tenant's payment in full from all suppliers and contractors providing materials or services associated with Tenant's improvements, b) a Certificate of Occupancy and/or Business License, and c) a certificate of insurance as required in the Lease.

42. LANDLORD APPROVAL

Any Landlord approval provided for herein is intended as an approval by the Landlord only in its capacity as landlord in relation to this Lease, and it shall not be construed as a governmental or regulatory approval by the City of Hayward or any of its agencies. No Landlord approval shall preclude the City of Hayward from fulfilling its role in enforcing the planning, building and life-safety requirements for the property, as defined by the City Municipal Code or other adopted plans or policies, or by State law.

Landlords Initials                    Tenant's Initials

2. EXHIBIT "B" LEGAL DESCRIPTION

REAL PROPERTY in the city of Hayward, County of Alameda, State of California, described as follows: (to be attached)

3. EXHIBIT "C" CONSTRUCTION OBLIGATIONS

Tenant agrees to prepare, or cause to be prepared, and to submit simultaneously to Landlord and Landlord's architect, within thirty (30) days after the date that this Lease is fully executed, one set each of fully dimensioned one-eighth inch (1/8") scale drawings, all in conformity with "Tenant's Construction Obligation," including, but not limited to, the location of all utilities, lighting and electrical outlets, partitions, store front, trade fixture plans and any other specifications which would affect the construction design of the demised premises. In addition, Tenant shall provide interior elevations showing placement of displays, fixtures, mirrors and other wall treatments and a layout of the interior decor which shall include furniture, equipment, materials and color schemes. All the aforementioned are subject to Landlord's approval are hereby deemed approved to the extent the final drawings are in accordance with the schematic drawings approved by Landlord on 6/26/00. Any changes to "Landlord's Con struction Obligation," as described below, shall be contracted and paid for by Tenant, or at Tenant's election by Landlord's contractor.

Any Landlord approval provided for herein is intended as an approval by the Landlord only in its capacity as landlord in relation to this

Lease, and it shall not be construed as a governmental or regulatory approval by the City of Hayward or any of its agencies. No Landlord approval shall preclude the City of Hayward from fulfilling its role in enforcing the planning, building and life-safety requirements for the property, as defined b the he City Municipal Code or other adopted plans or policies, or by State law.

In the event that any governmental authority or jurisdiction requires Tenant improvement plans as above specified, to be signed by an architect licensed in the state in which this project is located, Tenant shall be required to provide same.

1. LANDLORD'S CONSTRUCTION OBLIGATION: The construction for which Landlord is obligated to initially construct and pay for ("Landlord's Work") shall be in accordance with Plans and Specifications prepared by Tenant's architect and approved by Landlord (Tenant's approved plans), and shall be limited to the following:

A. Building Shell - Exterior building walls, roof, foundation and all structural items in existing condition.
B. Store Front - Standard aluminum and glass store front with entrance doors in existing condition. Landlord and Tenant hereby agree that the cost of removing two existing entrance doors pursuant to Tenant's approved plans, and restoring the storefront to match the existing storefront contiguous to said doors, shall be shared equally between the parties. In addition, removal of the two reveals on each of Tenant's sign bands on each elevation nearest the corner of the building. and related repairs and repainting necessary to repair any damage caused by such removal shall also be shared equally between the parties.
C. Slab Floor - Concrete floor slab throughout the interior of the Premises. Such floor shall be on a single plane with a smooth finish, without depressions or raised areas, provided however, that ramped access shall be provided to the rear exit door on Watkins Street.
D. Restrooms - Landlord shall furnish two (2) fully handicapped bathrooms per code requirements located per Tenant's plan as approved by Landlord. Each bathroom shall include one (1) door with hardware, one (1) light fixture, one
(1) electrical outlet, handicapped hardware, an electrical exhaust fan, one (1) toilet, toilet accessories, and one (1) lavatory. Walls and ceiling shall be fire-taped gypsum board. Landlord shall provide floor coverings and wall finishes as required by code. .
E. Ceiling - Painted 5/8" drywall ceiling in restrooms. Landlord's standard type suspended T-bar 2 x 4 acoustical ceiling tile throughout balance of ceiling area. Landlord shall provide ceiling insulation per code requirements throughout the Premises.
F. Demising Walls - Demising walls, which shall include all walls that define the perimeter of the Premises, will be metal studs with gypsum wallboard, taped, textured and ready for paint, and shall include insulation per code requirements. All paint and wall coverings are Tenant's responsibility.
G. HVAC - Landlord shall provide rooftop gas/electric air-cooled direct-expansion package units, sized for a standard retail store (approximately 1 ton per 350 s.f. of demised premises) and in accordance with Title 24 and local code requirements. HVAC system shall include ducts, grilles and thermostat
H. Gas - On-site and available to pipe to Premises at Tenant's expense.
I. Fire Sprinkler System - Landlord's standard fire sprinkler system grid in accordance with applicable building codes and city ordinance, with sprinkler heads up and connection points for downward drops to be installed by Tenant at Tenant's expense.
J. Electrical: All electrical work not expressly provided for below shall be a part of Tenant's work.
1) Electrical panel at the rear of the Premises providing 200 amps at 120/208 volts, 3 phase, 4 wire.
2) Convenience outlets (fed from Tenant's panel) located per code in the demising wall between stores.
3) The necessary conduits, wiring and drop-in 2 x 4 fluorescent light fixtures in the ceiling of the premise (approximately 1 fixture per 90 s.f.) in accordance with Title 24 and local code requirements. 4) "J" boxes for two (2) Tenant signs, one on each building elevation. 5) Exit lights and emergency lighting as required by code.
K. Telephone - One outlet box located per Tenant's plan as approved by Landlord, with empty conduit stubbed to above ceiling.
L. Fees 8 Permits - All licenses, fees, permits, taxes and other charges necessary for Landlord to complete its construction obligation.

2. TENANT'S CONSTRUCTION OBLIGATION: The construction for which Tenant is obligated to construct and pay for("Tenant's Work") includes, but is not limited to the following:

A. All interior partitions except around the toilet room
B. Drop walls, curtain walls, light coves, show window platforms.
C. Any wall and floor finishes.
D. Any special ventilation.
E. Any increase in the number or amount over Landlord's standard construction for water, electrical or sewer service due to special Tenant equipment or requirements.
F. All store fixtures.
G. All interior and exterior signs. (Exterior size, design and location shall conform to Landlord's Sign Criteria, Exhibit D, and shall be submitted for Landlord's and governmental approval before fabrication.)
H. The direct cost of any architectural, engineering and/or construction changes which were initiated by the Tenant after approval of the preliminary plans.
I. All sprinkler drops to be installed by Tenant.
J. All licenses, fees, permits, connection and meter charges, taxes and all other charges, excluding any use Permit and use permit fees (which shall be the Landlord's obligation), necessary for Tenant to construct and open the Premises for business; and K. All other items of work which are not expressly made a part of Landlord's work above.

Landlord's Initials                Tenant's Initials

4. EXHIBIT "D" TENANT SIGN CRITERIA

Notwithstanding anything to the contrary contained herein, Landlord hereby approves of Tenant's use of its standard corporate logo colors, subject to all necessary governmental approvals.

"B" STREET RETAIL SHOPS
SIGNAGE PROGRAM

I. General Guidelines

A.  The primary sign for each business shall be within the signage area above the main entrance.
1. Signs shall be mounted on the horizontal centerline of the signage area, 6 inches from the surrounding stucco band.
2.  Signage  shall  be mounted  flush  on  the  building  facade.   Raceways are
prohibited.

B.  Signs shall be constructed of individual channel letters.
1. The plastic face shall be coordinated with the overall building color scheme and adjacent signage. Colors shall be subtle shades rather than primary colors. Duplication of color on adjacent signage is prohibited.
2.  All returns shall be painted to match the building color.
3.  Trim caps shall be white.
4. The typeface style shall be selected by the tenant and approved by the owner.

II. Zoning Regulations

A.    All signage must conform to the City of Hayward Sign Regulations.
        Maximum Area      Same as Section 10-7.403(c) All Commercial Districts'.
        Maximum Height    6 feet.
        Setback           4 feet from all property lines.
        Illumination      All types in accordance with Section 10-7.308.
        Additional        Office complex or directory sign: One per complex,
                          maximum of 20 square feet per face, 40 square feet total.
(e) CC-C (Central City Commercial), CC-P (Central City Plaza) Districts and all properties within the Redevelopment Area.

The following regulations apply.to all parcels in the CC-C and CC-P Zoning Districts and in the Redevelopment Area.

(1)   Permitted  Signs  Wall,  window,.  awning,   projecting, hanging,  cheater
                        marquee  signs,  monument sins,  sidewalk  display sins,
                        scrolling  signs outside the Marks Historic  District in
                        the CC-C Zoning  District,  and signs of  historical  or
                        aesthetic significance are permitted.
(2)   Prohibited Signs  Roof, pole,  monument  (except  service stations, hotels and motels)  animated,  scrolling in the Marks  Historic
                        District, revolving, flashing, portable (except A-and T-
                        frame);  painted  wall signs or signs that  obscure  the
                        detail of building  facades.  In addition,  awnings that
                        are made of  metal,  or which are  translucent  or which
                        contain   interior   lighting   for   illumination   are
                        prohibited.
(3)   Colors            Sign  colors must relate  to  the  color scheme  of  the
                        building. No more than three colors shall be used on any
                        one sign,  unless  approved by the Director of Community
                        and Economic Development/Planning Director. In addition,
                        use of "neon" or  "dayglow"  colors  must be approved by
                        the    Director    of    Community     .and     Economic
                        Development/Planning Director.
(4)  Lighting           Signs may be illuminated with directional  spotlights or
                        indirect   lighting  if  the  effect  at  night  is  not
                        glaringly bright. External lighting is encouraged.
(5)  Graphic Design     Sign construction and sign copy must be of  professional
                        quality. Primary signage shall be designed to identify a
                        business  rather than  advertise a  brand-name  product.
                        High contrast between sign, text, and background must be
                        provided but glaring white sign  backgrounds and intense
                        colors must be avoided.  A letter style that is readable
                        and in  scale  with  the  size  of  the  sign  frame  or
                        background  must be used. If more than one sign is used,
                        the signs must be compatible in style.
(6)                     Sign  Installation  All  signs,   except  window  signs,
                        require  a  sign  permit  and  building  and  electrical
                        permits where required.  All signs shall be installed in
                        a professional manner, avoiding,  unsightly guy wires or
                        other stabling devices.  Attachment shall be hidden from
                        general  view  and  in  the  least  destructive   manner
                        possible.  For  masonry,  attachments  shall be embedded
                        into the mortar,  not the brick or stone.  All signs and
                        murals   painted  on  walls   shall  be   covered   with
                        anti-graffiti coating.
(7)  Sign Area and Number

(a) Maximum Number. For all establishments, the maximum number of signs permitted per frontage is 2. The maximum number of signs permitted per establishment is 4 except when additional sins are approved by the Director of Community and Economic Development/Planning Director. Temporary window signs, and Sidewalk display signs do not count toward the total.
(b) Total Area. The total area encompassed by a contrasting color scheme shall be counted when calculating allowable sign area.
(c) Foothill Boulevard and "A" Street within the CC-C and CC-P Zoning Districts. The maximum sign area is 2 square feet per linear foot of primary frontage, and 30 percent of the allowable sign area of the primary frontage is allowed as the ' sign area for the secondary frontage.

One frontage, which must contain a public entrance, may be counted as primary frontage. All other building frontages which have exposure to pedestrian or vehicular traffic are considered secondary frontages.

Only one secondary frontage may be counted for determining maximum sign area for all secondary frontages. Suns displayed on a single frontage shall be limited to the area and number that are permitted on that frontage alone.

No establishment shall be permitted more than a total of 200 square feet of sign area.

(d) Locations Other Than Foothill Boulevard and "A" Street located within the Redevelopment Area. The maximum sign area is one square foot per linear foot of primary frontage, and one-half square foot per linear foot of secondary frontage.

Only one frontage, which contains a public entrance, may be counted as primary frontage. All other building frontages, which have exposure to pedestrian or vehicular traffic, are considered secondary frontages.

Only one secondary frontage may be counted for determining maximum sign area for. all secondary frontages. Sins displayed on a single frontage shall be limited to the area and number that are permitted on that frontage alone.

No establishment shall be permitted more than a total of 100 square feet of sign area per frontage unless approved by the Director of Community and Economic Development/Planning Director. Each establishment shall be entitled to a minimum of 30 square feet for the primary frontage.

(8)   Sign Types.

(a) Wall signs may be painted on the wall (if approved by the Director of Community and Economic Development/Planning Director), or be made of metal, wood (except plywood), plastic, neon or vinyl.

Fluorescent material is prohibited. Signs shall be located no higher than the cornice or parapet line, whichever is lower.

Wall signs legally erected before July 22, 1986 shall be considered in conformance if they do not exceed the maximum allowable area by more than 25 percent, and do not extend above the cornice or, parapet line, whichever is lower, by more than 25 percent of the height of the sign.

(b) Permanent Window signs may include graphics painted on glass,vinyl letters applied to glass, a clear acrylic panel behind the window, or small neon window signs and should be white or light in color.

Permanent Window signs shall not occupy more than 25 percent of the total area of the window.

(c) Projecting signs shall be located no higher than the cornice or parapet line, whichever is lower, and must be located so as to not obscure any architectural detail of the facade. A double face projecting sign shall be considered one sign.

The maximum size of a projecting sign shall be 40 square feet (20 square feet per side). Projecting signs shall not project more than 3 feet horizontally, except that along Foothill Boulevard and along "A" Street projecting signs may project up to 5 feet horizontally. In no case may the sign come within 2 'f, feet of the curb.

Projecting signs shall be clear of street trees, traffic signals, street lighting and regulatory signs.

(d) Horizontal hanging signs, suspended from a canopy, awning, or marquee, may be placed above an entry. A hanging sign shall not exceed 8 square feet in size (4 square feet per side). Hanging signs erected before July 22, 1986, shall be considered in conformance if they do Pet exceed the maximum allowable area by more than 25 percent.

(e) Overhang signs are mounted atop the overhang, parallel to the storefront and shall not be used in conjunction with wall signs. Overhang signs shall not exceed 3 feet in height.

(f) Awning signs (ground floor) shall not cover more than 20 percent of the total surface area of the front awning skirt. The awning sign is limited to the front skirt of the awning.

Colors and lettering of awning signs shall be compatible with the building colors, businesses they serve, as well as harmonize with neighboring buildings and storefronts.

Awning signs legally erected before July 22, 1986 shall be considered in conformance if they do not exceed the maximum allowable area by more than 25 percent.

(g) Service Station Signs. Each establishment shall be entitled to a maximum of 100 square feet of business identification, sales and service signs. No such signs shall be freestanding or pole mounted except as provided below.

One freestanding or monument business identification sign is allowed. Such sign shall not exceed 60 square feet, 30 square feet per face, 15 feet in height or extend beyond the property line. Such sign shall be included in the 100 square foot limitation; and any freestanding business identification sign shall incorporate a decorative base of brick, stucco, wood, or similar material that matches the primary building material. A double-faced price sign may be incorporated into or attached to the decorative base. A double-faced price sign may also be attached to the pole of a conforming freestanding business identification sign. Such price signs shall not exceed 15 square feet in area per face.

Additional Signs. One freestanding or monument, doublefaced price sign per street frontage may be permitted. No sign shall exceed 15 square feet per face. Other miscellaneous State authorized signs may not exceed the minimum size and number provided for by the State. Such miscellaneous sins may be wall or pole mounted. ,

(h)   Promotional Temporary Signs.

     (i) Paper or Paint Window Signs. Special sale window signs of either paper or paint, are permitted. Such signs when combined with permanent window signs, must not occupy more than 25 percent of the total area of the window. These signs must be of a professional quality.
     (ii) Sidewalk Display Signs (such as A-frame signs and sandwich boards) are permitted in the CC-P Zoning District, on "B" Street between Foothill Boulevard and Watkins Street, and on Main Street between "A" Street and "C" Street only. Such signs may be placed on private property, or within the first 18 inches of public property that is directly in front of the individual business. Such sign shall not exceed 6 square feet per side and is limited to one per business. Sidewalk display sign area shall not count toward allowable sign area. A minimum passage way width of 48 inches must, be maintained along the sidewalk in front of such sidewalk display sips. The sign shall not project within 2 feet of the curb interface with vehicles. Such sins shall not be displayed during non-business hours.

(i)   Theater Marquee and Theater Signs.

350 square feet for one screening room or auditorium; plus 50 square feet for each additional screening room or auditorium in the same development. The total sign area shall not exceed 1100 square feet. The total sign area is not permitted on one facade or on one sign and shall compliment the architecture of the theater. Signs are permitted on all frontages upon approval by the Director of Community and Economic Development/Planning Director. Theater marquee sins shall be permitted over the public right-of-way and are permitted to incorporate design elements such as lights that change colors and/or intensity upon approval by the Director of Community and Economic Development/Planning Director. Prior to approval, the Director of Public Works must determine that the lighting on a marquee would not compromise Traffic safety. A theater marquee may not exceed 45 feet in height. Theater display cases shall not be included in the calculation of the total permitted sign area. At least two theater display cases are a llowed. An individual theater display case may not

10-7-37
5. EXHIBIT "E" RULES AND REGULATIONS OF THE SHOPPING CENTER

Tenant  agrees to the  establishment  of, and shall  abide by and  enforce  upon
Tenant's  Authorized  Representatives,   invitees,  customers  and  vendors
the following Rules and Regulations, as may be amended from time to time in Landlord's sole discretion:

1. Window Signs. Tenant shall not install any window sign, door signs, or advertising media, window or door lettering without Landlord's prior written consent.
2. Storage. Tenant shall not use any portion of the Premises for storage or other services except as customary for Tenant's operation in the Premises in accordance with the use provisions of the Lease.
3. Walkways. No person shall use any walkway or mall except as a means of pedestrian egress from or ingress to parts of the Shopping Center. Such use shall be in an orderly manner in accordance with directional or other signs or guides installed by Landlord. No walkway or mall shall be used for other than pedestrian travel.
4. Common Area. No person shall use any part of the CommonAreas for use in connection with the conduct of business except for the specific purpose for which permission to use such area may be given in Landlord's sole discretion. Service corridors shall not be used for the storage of materials, merchandise, garbage or refuse.
5. Deliveries. Except for small parcel deliveries, each Tenant shall use such Tenant's best efforts to cause all trucks servicing such Tenant's premises to load and unload at such hours in the areas and through the entrances as may be designated by Landlord. Tractor trailers, which must be unhooked or parked, are prohibited. Forklift trucks, tow trucks or any other powered machines for handling freight shall be used only in such manner and such areas of the Shopping Center and the Common Areas as may be approved in writing by Landlord.
6. Condition of Premises. The Premises, including vestibules, entrances, doors, fixtures, windows, and plate glass shall be maintained in a safe, neat, and clean condition.
7. Removal of Trash.All trash, refuse, and waste materials shall be regularly removed from the Premises before the hours the Shopping Center opens and unit removal shall be stored: (a) in adequate containers, which containers shall be located so as not to be visible to anyone in the Shopping Center; and (b) so as not to constitute any health or fire hazard or nuisance to any occupant. No burning of trash, refuse, or waste materials shall be permitted.
8. Plumbing Facilities. No foreign substances of any kind shall be placed in the plumbing system, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by such Tenant who, or whose Authorized Representatives, or invitees shall have caused it.
9. Dwelling. Tenant shall not permit or suffer any portion of the Premises or the Common Areas to be used for lodging purposes.
10.   Pets. No pets shall be allowed in the Premises or in the Common Areas.
11. Displays. No part or parts of the Common Areas, including, without limitation, sidewalks, mall area, light poles, walkways, glass storefronts, show windows or storefronts shall be used to display, store, or place any merchandise, equipment, devices, signs, printed material, placards, stickers, emblems, or informational mail material. Landlord shall have the right to remove any such materials without notice to Tenant.
12. Boundaries for Doing Business. Under no circumstances shall there be any sale of merchandise or display of merchandise outside the defined boundaries of the Premises, in the Common Areas, including specifically, sidewalk sales. No sale of merchandise by tent sale, sidewalk sale, truckload sale, or the like shall be permitted in the Common Areas.
13.   Unauthorized Activities.  No person shall in or on any part  of the Common
Areas:
a. Vend, peddle, or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet, or other matter whatsoever;
b.
Exhibit any sign, placard, banner, notice, or other written material except for material approved by Landlord;
c.    Distribute any circular,  booklet,  handbill, placard, or other material;
d. Solicit membership in any organization, group, or association or contribution for any purpose;
e. Parade, patrol, picket, demonstrate, rally, or engage in any conduct that might tend to interfere with or impede the use of any of the Common Areas by any permittee, create a disturbance, attract attention, or harass, annoy, disparage, or be detrimental to the interest of any of the retail establishments within the Shopping Center;
f. Use any of the Common Areas for any purpose when none of the retail establishments within the Shopping Center are open for business or employment;
g. Use any sound-making device of any kind or create or produce in any manner noise or sound that is at Landlord's sole discretion annoying, unpleasant, or distasteful to occupants or permittee;
h. Deface, damage, or demolish any sign, light standard or fixture, landscaping material, or other improvement within the Common Areas or the property of customers, business invitees, or employees situated within the Common Areas; or
i. Erect any sign, antenna, aerial or other device on the roof or exterior wall of the Premises or the Shopping Center without first obtaining in each instance written consent from Landlord. Any sign, antenna, aerial or device installed without such written consent shall be subject to removal by Landlord at Tenant's expense without notice at any time.
14. Landlord's Remedies. Landlord shall have the right to remove, exclude or restrain (or take legal action to do so) any unauthorized person from, or from coming upon, the Common Areas or any portion thereof, and to prohibit, abate, and recover damages arising from any unauthorized act whether or not such act is in express violation of the rules and regulations set forth above.
15. Special Electrical Installations. If Tenant requires telegraphic,telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.
16. Flooring: Weight Limitations and Noise. Tenant shall not place a load upon any floor that exceeds the load per square foot that such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the premises. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of Tenant's store or to any space therein to such a degree as to be objectionable to Landlord or to any Tenant shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Tenant's store must be acceptable to Landlord. Landlord will not be responsible for loss of, o r damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.
17. Nails. Floor Coverings. Except as approved by Landlord, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.
18. Vending Machines. Tenant shall not install, maintain or operate upon the premises or in any common areas under the exclusive control of Landlord any vending machine or video games without Landlord's prior written consent.
19. Limitations. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Center.
20. Landlord's Right to Amend. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Center and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations hereinabove stated and any additional rules and regulations which are adopted.
21. Tenant's Observance of Rules.Tenant shall be responsible for the observance of all the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.
22. Intent. The listing of specific items as being prohibited is not intended to be exclusive, but to indicate in general the manner in which the right to use the Common Areas solely as a means of access and convenience in shopping at the retail establishments in the Shopping Center is limited and controlled by Landlord. Landlord reserves the right to amend, modify, or supplement these Rules and Regulations as in Landlord's judgment may be necessary for the safety, cleanliness, preservation of order, and the efficient operation of the Common Areas. A copy of the Common Areas Rules and Regulations, as the same are from time to time amended, shall be posted at the Management office of Landlord, in the event of any conflict between these Rules and Regulations and the provisions of the Lease, the provisions of the Lease shall control.

INITIALS:

Landlord:

Tenant: